UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 1, 2005

RENAISSANCE LEARNING, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22187	39-1559474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 Peach Street P.O. Box 8036 Wisconsin Rapids, Wisconsin (Address of principal executive offices)	54495-8036 (Zip code)

                    (715) 424-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 1, 2005, Renaissance Learning, Inc., a Wisconsin corporation (the “Company”), entered into an LLC Membership Interest Purchase Agreement (the “Purchase Agreement”), effective as of November 1, 2005, with DezCon, LLC, a Wisconsin limited liability company (“DezCon”), providing for the sale of the Company’s 70% interest in Athena Holdings, LLC, a Wisconsin limited liability company (“Athena”), to DezCon for $1.475 million.  The Company and DezCon formed Athena in 1998 for the purpose of constructing an office facility (the “Facility”) in Madison, Wisconsin.  The Facility, which is Athena’s primary asset, consists of approximately 74,000 square feet of office space.  As part of the sale, the Company entered into a five-year lease with Athena for approximately 9,300 square feet of office space in the Facility, with an option to extend the term of the lease for one additional five-year period.

In a related transaction, the Company entered into a Vacant Land Offer to Purchase (the “Offer to Purchase”), effective as of November 1, 2005, with Planning Design Build, Inc. (“Planning Design”), providing for the sale of approximately 274,000 square feet of vacant land near the Facility to Planning Design for $1.7 million.

The description of the above-referenced Purchase Agreement and Offer to Purchase does not purport to be complete and is qualified in its entirety by reference to the complete text of the documents, copies of which are attached hereto as Exhibits 2.1 and 10.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.	Description

2.1

Purchase Agreement dated as of November 1, 2005 among Renaissance Learning, Inc. and DezCon, LLC (pursuant to Item 601(b)(2) of Regulation S-K, the exhibits to the Purchase Agreement have been omitted; a copy of such exhibits will be supplementally provided to the Securities and Exchange Commission upon request)

10.1	Offer to Purchase effective as of November 1, 2005 among Renaissance Learning, Inc. and Planning Design Build, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 4, 2005

RENAISSANCE LEARNING, INC.

By:

/s/ Mary T. Minch

Mary T. Minch

Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1

Purchase Agreement dated as of November 1, 2005 among Renaissance Learning, Inc. and DezCon, LLC (pursuant to Item 601(b)(2) of Regulation S-K, the exhibits to the Purchase Agreement have been omitted; a copy of such exhibits will be supplementally provided to the Securities and Exchange Commission upon request)

10.1	Offer to Purchase effective as of November 1, 2005 among Renaissance Learning, Inc. and Planning Design Build, Inc.